UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2010

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MCA HOLDINGS CORPORATION

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(Exact name of Registrant as specified in charter)

Nevada	000-52162	98-0497320
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

Registrant's telephone number, including area code: (403) 229-2337

Suite 2806, 505 - 6th Street SW

Calgary, Alberta

Canada  T2P 1X5

(Address of principal executive offices)

(403) 237-8330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01  Changes In Registrant’s Certifying Accountant

MCA Holdings Corporation (the “Company”) plans to pursue a Canadian real estate project and as a result the Management of the Company believes that it needs a Canadian based public accounting firm to audit its books.  Accordingly, the Company has appointed K.R. Margetson Ltd., 5588 Inlet Avenue, Sechelt, BC Canada V0N 3A0, British Columbia as its new independent auditor for the 2009 and 2010 fiscal year.  This action was approved by the Company’s Board of Directors, and it effectively dismisses the Company’s current independent auditor, Ms. Traci Anderson of Huntersville, North Carolina as the Company’s independent auditor for the fiscal year that commenced on January 1, 2009.  The report of Ms. Anderson on the Company’s consolidated financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

For the years ended December 31, 2007 and 2008 and through the date of this Form 8-K, there have been no disagreements with Ms. Anderson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Ms. Anderson’s satisfaction would have caused her to make reference to the subject matter of the disagreement in connection with her reports.  For the years ended December 31, 2007 and 2008 and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(I)(v) of Regulation S-K.

The Company has provided Ms. Anderson with a copy of this Form 8-K and the Company has requested that Ms. Anderson furnish the Company with a letter addressed to the Commission stating whether she agrees with the statements above.  At this time Ms. Anderson has not furnished a letter to the Company, but when she does the letter will be filed as an exhibit to an amended Form 8-K, in accordance with Item 304(a)(3) of Regulation S-K.

For the years ended December 31, 2007 and 2008 and through the date of this Form 8-K, neither the Company nor anyone on the Company’s behalf consulted K.R. Margetson Ltd. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.  K.R. Margetson Ltd. has been asked to review this disclosure and Mr. Margetson has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized...

MCA HOLDINGS CORPORATION (Registrant)
Dated: March 10, 2010
	By:	/s/ Wai Leung Cheng
Wai Leung Cheng
Chairman

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